                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.



                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 17, 1997.
                                                         ----------------


                        LYONDELL PETROCHEMICAL COMPANY
                        ------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


              1-10145                                95-4160558
     (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)




        1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
       ----------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)

                                (713) 652-7200
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Exhibits

  Exhibit      Document
  -------      --------

10.32 First Amendment to Master Transaction Agreement between Lyondell Petrochemical Company and Millennium Chemicals Inc.

10.33          Limited Partnership Agreement of Equistar Chemicals, LP

10.34 Form of Asset Contribution Agreement between Lyondell Petrochemical Company, Lyondell Petrochemical L.P. Inc. and Equistar Chemicals, LP

10.35 Form of Parent Agreement among Lyondell Petrochemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP

                                 EXHIBIT INDEX



  Exhibit      Document
  -------      --------

   10.32 First Amendment to Master Transaction Agreement between Lyondell Petrochemical Company and Millennium Chemicals Inc.

   10.33       Limited Partnership Agreement of Equistar Chemicals, LP

   10.34 Form of Asset Contribution Agreement between Lyondell Petrochemical Company, Lyondell Petrochemical L.P. Inc. and Equistar Chemicals, LP

   10.35 Form of Parent Agreement among Lyondell Petrochemical Company, Millennium Chemicals Inc. and Equistar Chemicals, LP

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 17, 1997     LYONDELL PETROCHEMICAL COMPANY




                            By:  /s/ JEFFREY R. PENDERGRAFT
                               -------------------------------
                               Jeffrey R. Pendergraft
                               Sr. Vice President, General Counsel and Secretary